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[STOP] Will you be reselling the product that you purchase
       from Ingram Micro?                                         [ ] YES [ ] NO

If "No," stop here:

Ingram Micro's position in the industry is as a distributor/wholesaler. Because of commitments we have made to our vendors and customers, we can only sell our product to Resellers. If you will not be reselling the product you are intending to purchase from Ingram Micro, or if you are unable to complete the attached Resale Certificate, we will not be able to establish an account relationship at this time.
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[INGRAM MICRO LOGO]           RESELLER APPLICATION               Customer Number

Documents must be fully completed before an account is opened and pricing quoted. We do not want to delay your application.

1. Where did you find out about Ingram Micro? (Check all that apply)

[ ] Vendor  [ ] Publication  [ ] Reseller Referral  [ ] Trade Show  [X] Other

DESCRIPTION OF BUSINESS (Please type or print)

This company is a (check one): [ ] Sole Proprietorship [ ] Partnership
                               [X] Corporation; State of Incorporation [ NY ]

Length of time operating under business name: Yrs. [  ] Mos. [  ]
Length of time at this address: Yrs. [  ] Mos. [  ]

YouNetwork Corporation
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Business Trade Name (DBA)

YouNetwork Corporation
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Legal Business Name (As it appears on business license)

220 East 23rd St. S.607
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Business Street Address (Must be provided)

New York, NY  10010
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City, State, Country and ZIP Code

Business Phone: 212-576-2030 x10
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Business Fax: 212-576-2039
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Kyle S. Taylor
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Officer's/Owner's Name

President
--------------------------------------------------------------------------------
Title

Dow Sewerath
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Officer's/Owner's Name

CEO, CTO
--------------------------------------------------------------------------------
Title

Kyle S. Taylor, Dow Sewerath
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Authorized Purchaser(s)

BILLING ADDRESS (if different than above)

Above
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Street Address

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City, County, State, Country and ZIP Code

SHIPPING ADDRESS (Attach list if more than one shipping address)

Above
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Street Address

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City, County, State, Country and ZIP Code

Customer agrees to notify Ingram Micro of any changes in ownership of its business as set forth herein be certified mail to:

If you are located in   Ingram Micro Inc.         All Other States:
AK, AZ, CA, CO, HI, ID  1600 E. St. Andrew Place  Ingram Micro Inc.
MT, NM, NV, OR, WA or   P.O. Box 25125            1768 Wehrle Drive
UT, please send your    Santa Ana, CA 92799-5125  Williamsville, N.Y. 14221-7887
completed Dealer        Attn: New Accounts        Attn: Geoff Currier
Application and         Fax: (714) 566-7705       Fax: 716-565-4283
Resale Certificate to:

2.  Why are you opening an account with Ingram Micro: (Check all that apply)

[ ] Dissatisfied with current sources  [X] Need to source product
[ ] Other [                 ]

3.  Which category best describes your company's business: (Check one)

[ ] Dealer                                [ ] Manufacturer
[ ] Computer Superstore                   [ ] Distributor
[ ] Corporate Reseller                    [ ] Educational Retailer
[ ] Direct Marketer                       [ ] Office Products Store
[ ] Mass Merchant                         [X] Alternate Consumer Channels
[ ] OEM                                   [ ] Consumer Electronics
[ ] VAR/Systems Consultant                [ ] Software Only
[ ] Other [                   ]           [ ] Warehouse Club
[ ] Exporter (If yes, what countries?)
    [                   ]

4. If you are a VAR, which of the following best describes your company's reseller activities? (Check one)

[ ] Systems Integrator  [ ] Application VAR [ ] Network Integrator/Technical VAR
[ ] Other [                             ]

                                                                               1
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5.  Which category best describes your company's ownership affiliation?
    (Check one)

[ ] Owner-Operated Chain Location  [ ] Member of Franchise Group
[ ] Affiliated w/ Franchise Group  [X] Independent Reseller

6. On average, which of the following best describes your company's total monthly microcomputer purchases through all sources? (Check one)

[ ] Under $3,000        [ ] $50,000-$74,999      [ ] $500,000-$749,999
[ ] $3,000-$4,999       [ ] $75,000-$99,999      [ ] $750,000-$999,999
[ ] $5,000-$9,999       [ ] $100,000-$149,999    [ ] $1,000,000 or more
[ ] $10,000-$24,999     [ ] $150,000-$249,999    [X] Don't Know
[ ] $25,000-$49,999     [ ] $250,000-$449,999

7.  Which operating systems do you primarily sell and support?
    (Check all that apply)

[X] Mac OS                             [ ] VINES
[ ] DOS                                [ ] LANtastic
[ ] NetWare                            [ ] OS/2
[X] Windows                            [ ] UNIX
[ ] Other [              ]             [ ] Windows NT

8. Which of the following manufacturers do you have authorized reseller agreements with, if any? (Please list authorization # and check all that apply)

[ ] Microsoft [                  ]     [ ] Hewlett-Packard [            ]
[ ] Lotus [                      ]     [ ] IBM [                        ]
[ ] 3Com [                       ]     [ ] Any academic vendors [       ]
[ ] Apple [                      ]     [ ] Compaq [                     ]
[ ] Novell [                     ]     [ ] Other [                      ]

9. Which of the following platform solutions do you sell, if any? (Check all that apply)

[ ] Hewlett-Packard     [ ] SUN             [ ] HAL
[ ] SGI                 [ ] IBM RS6000      [ ] Other [                 ]

10. What percentage of your purchases are from the following sources? (Total should equal 100%)

Manufacturer Direct [   ]%  Tech Data [   ]%           Other Sources [   ]%
Ingram Micro [   ]%         Aggregator [   ]%
Merisel [   ]%              Other Distributor [   ]%

11. What are the main vertical markets on which your company focuses, if any? (Check main verticals and indicate proprietary software)

                               Proprietary
                                   S/W
[ ] Accounting                Y [ ]  N [ ]
[ ] Computer Telephony        Y [ ]  N [ ]
[ ] CAD/CAM                   Y [ ]  N [ ]
[ ] Construction              Y [ ]  N [ ]
[ ] Education                 Y [ ]  N [ ]
[ ] Financial Services        Y [ ]  N [ ]
[ ] Government                Y [ ]  N [ ]
[ ] Health Care               Y [ ]  N [ ]
[ ] Insurance                 Y [ ]  N [ ]
[ ] Legal                     Y [ ]  N [ ]
[ ] Manufacturing             Y [ ]  N [ ]
[ ] Digital Video             Y [ ]  N [ ]
[ ] Printing/Publishing       Y [ ]  N [ ]
[ ] Document Imaging          Y [ ]  N [ ]
[ ] Retail/O.S.               Y [ ]  N [ ]
[ ] Wholesale/Distribution    Y [ ]  N [ ]
[ ] Sales Automation          Y [ ]  N [ ]
[ ] Video Teleconferencing    Y [ ]  N [ ]
[ ] None                      Y [ ]  N [ ]
[ ] Remote Access             Y [ ]  N [ ]

12. What percentage of your sales are to the following markets?
    (Total should equal 100%)

Small- to Medium-Size Business [   ]%        Government [   ]%
Fortune 1000 [   ]%                          Education [   ]%
Home User [100]%                             Other [   ]%

13. How many employees does your company have? (Check one)

[ ] 1-5  [X] 6-10  [ ] 11-20  [ ] 21-50  [ ] 51-100  [ ] 101+ [ ] Don't Know

14. How many employees will be calling Ingram Micro? (Check one)

[X] 1-5  [ ] 6-10  [ ] 11-20  [ ] 21-50  [ ] 51-100  [ ] 101+

                                                                               2
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

15. How many employees will be authorized to place purchase orders with Ingram Micro?

[X] 1-5  [ ] 6-10  [ ] 10+

16. What were your company's total gross sales last year? (Check one)

[ ] Less than $500,000                 [ ] $10,000,000-$24,999,999
[ ] $500,000-$999,999                  [ ] $25,000,000 or more
[ ] $1,000,000-$4,999,999              [X] Don't know
[ ] $5,000,000-$9,999,999

17. Do you currently finance any of your microcomputer purchases through floor planning? [ ] Yes [X] No

Ingram Micro has established floor planning relationships with the following companies: AT&T Commercial Finance, Deuteche Financial Services (ITT), Finova Capital Corp., IBM Credit Corp., NationsCredit Commercial Corp. and Transamerica Commercial Finance. If you have an account with any of the above and wish to floor Ingram Micro purchases, please complete the following information:


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Company Name            Phone #        Dealer #            Contact Name

18. Do you have a floor planning account with any other finance company? If so, who?


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Finance Company Name

19. Do you currently offer a leasing program to your customers? If so, through what company?


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Company Name            Phone #        Dealer #            Contact Name

20. Would you like information on either of the above programs?

    [ ] Floor Planning  [ ] Leasing

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                   COMPLETE THIS SECTION TO OPEN NEW ACCOUNT
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                             (Indicate Preference)

[X] PREPAID (Credit card, wire transfer)
[ ] COD (Cashier's check)
[ ] COD (Company check)

Please submit voided business check copy for faster processing

[ ] NET TERMS Credit Line Amount $[           ]

================================================================================
                  COMPLETE THIS SECTION TO UPDATE YOUR ACCOUNT
--------------------------------------------------------------------------------
                             (Indicate Preference)

[ ] Change CERTIFIED FUNDS to COD COMPANY CHECK
[ ] Change COD to NET TERMS Credit Line Amount $[       ]
[ ] Increase Net or COD Credit Limit to $[       ]
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THIS INFORMATION IS REQUIRED ONLY                USE SEPARATE SHEET IF NECESSARY
IF DEALER IS NOT INCORPORATED.                            TO LIST 100% OWNERSHIP
PRINCIPAL INFORMATION (OWNER/PARTNER)

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Owner/Partner Name      % Ownership    Social Security #   Driver's License #


--------------------------------------------------------------------------------
Address (Street, City, State and Zip Code)                 Telephone #

Have you ever filed for bankruptcy?

[ ] No [ ] Yes [ ] Personal [ ] Business  Dated Filed:         Status:


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Owner/Partner Name      % Ownership    Social Security #   Driver's License #


--------------------------------------------------------------------------------
Address (Street, City, State and Zip Code)                 Telephone #

Have you ever filed for bankruptcy?  [ ] No [ ] Yes [ ] Personal [ ] Business

Dated Filed:                      Status:
            ---------------------        ---------------------------------------

                                                                               3
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BANK REFERENCES (PLEASE COMPLETE FULLY)

CitiBank           Madeline Santana                   95239718
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Bank Name          Account Officer's Name             Checking Account #

101 World Trade Center
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Address (Street, City, State, Country and Zip Code)

212-240-1333            212-240-1353
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Telephone #             Fax #                         Loan #


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Bank Name          Account Officer's Name             Checking Account #


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Address (Street, City, State, Country and Zip Code)


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Telephone #             Fax #                         Loan #

FLOORING REFERENCE


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Name, Address, Telephone #             Contact Name        Dealer #

TRADE REFERENCES (RELATED INDUSTRY PURCHASES DURING PAST 12 MONTHS)

Digital Pulp Technologies                    212-679-0676
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Name                         Address         Telephone #         Account #

LCI International                            703-363-4626
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Name                         Address         Telephone #         Account #


--------------------------------------------------------------------------------
Name                         Address         Telephone #         Account #

***CURRENT YEAR-END FINANCIAL STATEMENTS MUST ACCOMPANY NET TERM REQUESTS.***

   Financial statements must include a balance sheet and income statement. Unaudited financial statements must be signed and dated by the company's Owner/Officer. The statement's time period must be indicated.

[STOP] IN ORDER TO NOT DELAY YOUR ORDERING ABILITY, PLEASE MAKE SURE YOU HAVE PROVIDED ALL INFORMATION REQUESTED.

   This application and agreement is submitted by applicant to Ingram Micro Inc.
(IMI) to obtain trade credit. IMI reserves the right to decline credit to applicant and in the event credit is extended to applicant, to change or revoke applicant's credit limit on the basis of changes in IMI's credit policies or applicant's financial condition and/or payment record. All sales of product and services by IMI to applicant will be subject to IMI's standard sales terms and conditions printed in the IMI comprehensive catalog in effect at the time of order. Any variance from those terms and conditions will be effective only if agreed to in writing by IMI prior to the time the product or services are ordered.

   Customer agrees to make payment in full to IMI for all amounts due according to IMI invoice(s). Customer also agrees to pay IMI as interest, an amount equal to 1 1/2% per month, or the maximum provided by law (whichever is less) for invoice amounts that are past due. Should customer default in any such payment(s). IMI shall have the right, without notice to customer, to declare all invoice amounts due and payable. In the event IMI should commence any action or actions, or otherwise seek to enforce this agreement against customer, customer agrees to pay reasonable attorney(s) fees, court costs and other expenses incurred by IMI, whether or not suit is filed. This agreement is strictly confidential and is not transferable or assignable without prior written consent of IMI. Customer agrees that any change in liability for any debts incurred to IMI due to a change in customer's form of business, shall not be effective as to IMI, until IMI receives actual notice of the change by certified mail. Venue shall be in Orange County, CA or Erie County, N.Y. as determined by IMI.

   Applicant hereby authorizes the release of credit and banking information to IMI by the references listed on this application.


Signed at    YouNetwork    as of this    16    day of    June   , 1998
          ----------------            --------        ---------     --

Officer/Owner /s/ Kyle S. Taylor, President
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                                                                               4
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